LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND

February 1, 2000

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional Diversified Fund earned a solid 6.96% for the six months ended December 31, 1999. The fund outperformed its peers, as measured by the Lipper Balanced Fund Average, which returned 3.00%, as well as its benchmark*, which returned 6.73%.

The fund's net asset value per share increased from $14.69 on June 30, 1999 to $15.01 on December 31, 1999. The fund made distributions during the year of approximately $0.20 per share from ordinary income, approximately $0.17 per share from short-term capital gains, and approximately $0.31 per share from long-term capital gains. The fund's net assets stood at approximately $669.2 million at the end of December, while the net assets of the master portfolio, in which the fund invests, totaled approximately $1.0 billion.

The report that follows includes an interview with John M. Devlin, Jr., the portfolio manager primarily responsible for the master portfolio. In this interview, John discusses events in the financial markets, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

*Comprised of 52% S&P 500 Index, 35% Salomon Brothers Broad Investment Grade Bond Index, 10% MSCI EAFE Index, and 3% Russell 2000 Index.

--------------------------------------------------------------------------------
TABLE OF CONTENTS                         PORTFOLIO MANAGER Q&A ............. 3
LETTER TO THE SHAREHOLDERS .......  1     FUND FACTS AND HIGHLIGHTS ......... 5
FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8
--------------------------------------------------------------------------------

Fund Performance

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                   TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURNS
                                              ----------------    ----------------------------------
                                              THREE     SIX        ONE     THREE  FIVE    SINCE
AS OF DECEMBER 31, 1999                       MONTHS    MONTHS     YEAR    YEARS  YEARS   INCEPTION*
--------------------------------------------------------------    ----------------------------------
J.P. Morgan Institutional Diversified Fund     9.65%     6.96%    14.23%  17.22%  18.35%  14.92%
Diversified Benchmark**                        9.79%     6.73%    13.71%  18.34%  19.29%  15.50%
S&P 500 Index                                 14.88%     7.70%    21.04%  27.56%  28.55%  22.96%
Salomon Brothers Broad
   Investment Grade Bond Index                -0.16%     0.56%    -0.83%   5.73%   7.74%   5.66%
MSCI EAFE Index                               16.99%    22.12%    26.96%  15.74%  12.83%  11.62%
Russell 2000 Index                            18.44%    10.96%    21.26%  13.08%  16.69%  13.28%
Lipper Balanced Fund Average                   7.59%     3.00%     8.73%  13.78%  16.24%  12.69%

*ALTHOUGH THE FUND'S INCEPTION WAS JULY 8, 1993, IT HAD NO PUBLIC
SHAREHOLDERS UNTIL SEPTEMBER 10, 1993 (COMMENCEMENT OF INVESTMENT
OPERATIONS). FOR PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM SEPTEMBER 30, 1993, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF INVESTMENT OPERATIONS ON SEPTEMBER 10, 1993, IS 14.61%.

**COMPRISED OF 52% S&P 500 INDEX, 35% SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX, 10% MSCI EAFE INDEX, AND 3% RUSSELL 2000 INDEX. THE INDICES ARE UNMANAGED PORTFOLIOS THAT MEASURE MARKET PERFORMANCE. THEY DO NOT INCLUDE FEES OR OPERATING EXPENSES, AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with JOHN M. DEVLIN, JR., vice president and member of the portfolio management team for the master portfolio. John joined J.P. Morgan in 1986. At Morgan, he was on special assignment in the Frankfurt office and, prior to that, spent six years on the fixed-income trading desk as a mortgage and corporate specialist. Before joining Morgan, John was a pension fund manager and Treasury manager during his 12 years with U.S. Steel. He has his B.S. in Finance from Georgetown and his M.B.A. from Pace University. He was an adjunct professor of Finance at Pace University for 10 years. This interview took place on January 25, 2000, and reflects John's views on that date.

HOW DID THE MARKETS IN WHICH THE PORTFOLIO INVESTS PERFORM OVER THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?

JD: Large-cap U.S. stocks were extremely volatile during the second half of 1999, coming under heavy pressure in the third quarter, yet rebounding during the last three months of the year. The S&P 500 was up 14.88% for the fourth quarter, bringing the six-month return to 7.70%. Small-cap stocks, as measured by the Russell 2000, followed a similar path, struggling during the third quarter, but returning 18.44% in the fourth quarter, settling in at a robust 10.96% for the six-month period. A rebound in global growth was evident in foreign markets as well, with the MSCI EAFE returning 22.12% (in U.S. dollar terms) for the second half of the year.

Fixed income markets continued to have a difficult time as the Federal Reserve began raising short-term rates in June and corporate issuers flooded the market, adding liquidity to their respective balance sheets well ahead of Y2K. The bond market, as measured by the Salomon Brothers Broad Investment Grade (BIG) Bond Index, returned only 0.56% for the six months, reflecting the significant rise in interest rates across the yield curve.

IN LIGHT OF THE MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

JD: I am pleased to report that the fund continued to surpass its peer group for the six-month period. The fund posted a net return of 6.96% for the period versus the Lipper Balanced Fund Average's return of 3.00%. In addition, the consistency of returns places the fund in the top 20% among its 223 peers for the past five years*. The fund also outperformed its benchmark (comprised of 52% S&P 500, 35% Salomon BIG, 10% MSCI EAFE, and 3% Russell
2000), which posted a 6.73% return for the past six months.

Once again, this significant achievement is a direct result of bringing together all of the excellent work we do at J.P. Morgan. The fund's performance is driven by fundamental research of our worldwide network of equity and fixed income analysts. Our portfolio construction methodology (i.e., picking the right securities)

*THE FUND RANKED IN THE 18TH PERCENTILE OUT OF 448 FUNDS FOR THE ONE-YEAR PERIOD ENDED 12/31/99.

bolstered this performance. Add to this the fund's flexibility to diversify into small caps, fixed income, and international equities, and the results are an overall strategy that reduces risk - critically important in these volatile times - and leads to consistently positive returns. As a matter of fact, the annualized return for the fund for the five years ended December 31, 1999 was 18.35% compared to the 16.24% for the Lipper Balanced Fund Average. We are very proud of our capabilities to produce this strong performance for our clients.

WHICH SECURITY SELECTION AND ASSET ALLOCATION DECISIONS CONTRIBUTED THE MOST TO THE PORTFOLIO'S PERFORMANCE FOR THE SIX MONTHS?

JD: Within the S&P 500, the technology sector returned over 42% for the period, and has subsequently risen to comprise almost 30% of the market capitalization of the index. Our portfolio construction discipline and research has us owning Sun Microsystems and Cisco Systems, both of which were up significantly over the six months and added to performance. Holdings in Forest Labs, Citigroup, Procter & Gamble, Warner Lambert, and Microsoft all contributed positively as well, and were some of our biggest holdings. An overweight allocation to small caps and international equities also added significantly to returns. Likewise, an underweight position in fixed income coupled with shorter-than-the-index duration contributed positively to returns.

WHICH HOLDINGS AND ALLOCATION DECISIONS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

JD: Not owning several very strong stocks - namely Qualcomm and Nortel Networks - negatively impacted performance. In addition, large-cap stocks continued to perform at record levels and we maintained a modest underweight to this asset class. This underweight, however, was more than offset by the performance of small caps and international equities during the period.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?

JD: Six months ago we discussed the possible disruptions to the market as investors focused on Y2K-related problems. The equity markets successfully weathered these concerns as global growth continued to push valuations higher. Global economic growth is continuing to recover, providing a good backdrop for stocks, translating into higher volume growth and better earnings. Consumer confidence remains at historically high levels and should continue to underpin growth. Inflation around the world has remained very subdued in recent years due to excess capacity in Europe, Japan, and the emerging markets. As growth progressively erodes this excess capacity, inflation will pose an increased risk, especially in the United States. We expect that central banks will correctly anticipate this and raise rates accordingly, driving bond yields higher in the process. We expect stocks to outperform bonds, although equity valuations remain high and will require strong earnings to validate them.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Diversified Fund seeks to provide a high total return from a diversified portfolio of equity and fixed-income securities. It is designed for investors who wish to invest for long-term objectives, such as retirement, and who seek over time to attain real appreciation in their investments, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities.

------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
9/10/93

------------------------------------------------------------------------------
FUND NET ASSETS AS OF 12/31/99
$669,207,763

------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 12/31/99
$1,007,685,639

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
QUARTERLY

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00


EXPENSE RATIO
The fund's current annualized expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1999

DIVERSIFIED STRATEGY

[CHART]

U.S. LARGE-CAP EQUITIES 52.0%

FIXED INCOME 35.0%

INTERNATIONAL EQUITIES 10.0%

U.S. SMALL-CAP EQUITIES 3.0%

ASSET ALLOCATION AS OF 12/31/99*
(PERCENTAGE OF TOTAL INVESTMENTS)

U.S. LARGE-CAP EQUITIES 47.1%

FIXED INCOME 28.8%

INTERNATIONAL EQUITIES 14.1%

U.S. SMALL-CAP EQUITIES 5.5%

SHORT-TERM & OTHER INVESTMENTS 4.5%

TOP 10 HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)  % OF TOTAL INVESTMENTS
----------------------------------------------------------------
MICROSOFT CORP.                             2.6%
FNMA TBA JANUARY, 7.5% DUE 1/1/30           2.1%
FNMA TBA JANUARY, 6.5% DUE 9/1/28           2.0%
FNMA TBA JANUARY, 6.0% DUE 9/1/28           1.9%
FNMA TBA JANUARY, 7.0% DUE 1/1/30           1.8%
GENERAL ELECTRIC CO.                        1.8%
CISCO SYSTEMS, INC.                         1.7%
INTEL CORP.                                 1.4%
EXXON MOBIL CORP.                           1.3%
LUCENT TECHNOLOGIES, INC.                   1.2%

*ASSET ALLOCATION IS BASED ON A PERCENTAGE OF TOTAL INVESTMENTS WHICH EXCLUDES CASH COLLATERAL INVESTED IN SHORT-TERM SECURITIES USED FOR PURCHASES MADE BUT NOT YET SETTLED.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). The portfolio invests in foreign securities, which are subject to special risks. Prospective investors should refer to the prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

              THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Diversified Portfolio
  ("Portfolio"), at value                          $669,142,998
Receivable for Shares of Beneficial Interest Sold       158,385
Receivable for Expense Reimbursements                   133,585
Prepaid Trustees' Fees                                    2,601
Prepaid Expenses and Other Assets                         1,840
                                                   ------------
    Total Assets                                    669,439,409
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              101,517
Shareholder Servicing Fee Payable                        54,331
Dividends Payable to Shareholders                        19,769
Administrative Services Fee Payable                      13,724
Administration Fee Payable                                  666
Fund Services Fee Payable                                   580
Accrued Expenses                                         41,059
                                                   ------------
    Total Liabilities                                   231,646
                                                   ------------
NET ASSETS
Applicable to 44,598,135 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $669,207,763
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $15.01
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $554,603,436
Distribution in Excess of Net Investment Income        (611,256)
Accumulated Net Realized Gain on Investment           9,870,469
Net Unrealized Appreciation of Investment           105,345,114
                                                   ------------
    Net Assets                                     $669,207,763
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $ 7,010,893
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $71,797)                                  2,531,030
Allocated Portfolio Expenses (Net of
  Reimbursement of $29,550)                                   (2,000,373)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                7,541,550
FUND EXPENSES
Shareholder Servicing Fee                          $310,252
Administrative Services Fee                          78,428
Registration Fees                                    17,279
Transfer Agent Fees                                   8,869
Printing Expenses                                     7,675
Professional Fees                                     7,649
Fund Services Fee                                     5,214
Administration Fee                                    4,299
Trustees' Fees and Expenses                           2,114
Miscellaneous                                        10,645
                                                   --------
    Total Fund Expenses                             452,424
Less: Reimbursement of Expenses                    (430,594)
                                                   --------
NET FUND EXPENSES                                                 21,830
                                                             -----------
NET INVESTMENT INCOME                                          7,519,720
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   14,660,500
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                         21,050,173
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $43,230,393
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED     FOR THE FISCAL
                                                   DECEMBER 31, 1999    YEAR ENDED
                                                      (UNAUDITED)     JUNE 30, 1999
                                                   -----------------  --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $      7,519,720   $  11,588,537
Net Realized Gain on Investment Allocated from
  Portfolio                                              14,660,500      25,176,414
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                    21,050,173      23,300,271
                                                   ----------------   -------------
    Net Increase in Net Assets Resulting from
      Operations                                         43,230,393      60,065,222
                                                   ----------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (8,625,181)    (11,954,859)
Net Realized Gain                                       (20,388,906)    (21,636,221)
                                                   ----------------   -------------
    Total Distributions to Shareholders                 (29,014,087)    (33,591,080)
                                                   ----------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         43,506,597     295,826,699
Reinvestment of Dividends and Distributions              27,296,116      30,810,306
Cost of Shares of Beneficial Interest Redeemed          (24,469,158)    (76,399,603)
                                                   ----------------   -------------
    Net Increase from Shareholder Transactions           46,333,555     250,237,402
                                                   ----------------   -------------
    Total Increase in Net Assets                         60,549,861     276,711,544
NET ASSETS
Beginning of Period                                     608,657,902     331,946,358
                                                   ----------------   -------------
End of Period (including undistributed net
  investment income of $0 and $494,205,
  respectively)                                    $    669,207,763   $ 608,657,902
                                                   ================   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                       FOR THE
                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,           FOR THE FISCAL YEAR ENDED JUNE 30,
                                                        1999        ------------------------------------------------
                                                     (UNAUDITED)      1999      1998      1997      1996      1995
                                                   ---------------  --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD               $        14.69   $  14.18  $  13.39  $  12.02  $  11.26  $   9.90
                                                   --------------   --------  --------  --------  --------  --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                        0.18       0.38      0.39      0.37      0.40      0.31
Net Realized and Unrealized Gain on Investment               0.82       1.44      1.89      1.96      1.42      1.37
                                                   --------------   --------  --------  --------  --------  --------
Total from Investment Operations                             1.00       1.82      2.28      2.33      1.82      1.68
                                                   --------------   --------  --------  --------  --------  --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                       (0.20)     (0.39)    (0.59)    (0.36)    (0.42)    (0.26)
Net Realized Gain                                           (0.48)     (0.92)    (0.90)    (0.60)    (0.64)    (0.06)
                                                   --------------   --------  --------  --------  --------  --------
Total Distributions to Shareholders                         (0.68)     (1.31)    (1.49)    (0.96)    (1.06)    (0.32)
                                                   --------------   --------  --------  --------  --------  --------

NET ASSET VALUE, END OF PERIOD                     $        15.01   $  14.69  $  14.18  $  13.39  $  12.02  $  11.26
                                                   ==============   ========  ========  ========  ========  ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 6.96%(a)    13.77%    18.42%    20.72%    16.91%    17.36%
Net Assets, End of Period (in thousands)           $      669,208   $608,658  $331,946  $237,449  $193,219  $164,855
  Net Expenses                                               0.65%(b)     0.65%     0.65%     0.65%     0.65%     0.65%
  Net Investment Income                                      2.42%(b)     2.55%     3.12%     3.34%     3.34%     3.70%
  Expenses Without Reimbursement                             0.80%(b)     0.84%     0.88%     0.98%     0.98%     1.18%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Diversified Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund commenced operations on September 10, 1993.

The fund invests all of its investable assets in The Diversified Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (66% at December 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the funds and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended December 31, 1999, the fee for these services amounted to $4,299.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended December 31, 1999, the fee for these services amounted to $78,428.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.65% of the average daily net assets of the fund through October 31, 2000. For the six months ended December 31, 1999, J.P. Morgan has agreed to reimburse the fund $460,144 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended December 31, 1999, the fee for these services amounted to $310,252.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $5,214 for the six months ended December 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives

J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,000.

3. TRANSACTIONS IN SHARES OF  BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                      FOR THE SIX     FOR THE FISCAL
                                                     MONTHS ENDED       YEAR ENDED
                                                   DECEMBER 31, 1999  JUNE 30, 1999
                                                   -----------------  --------------
Shares sold......................................         2,967,999      21,154,981
Reinvestment of dividends and distributions......         1,863,542       2,259,472
Shares redeemed..................................        (1,664,428)     (5,384,899)
                                                   ----------------   -------------
Net Increase.....................................         3,167,113      18,029,554
                                                   ================   =============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the new agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at December 31, 1999.

The Diversified Portfolio
Semi-annual Report December 31, 1999
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Diversified Fund
Semi-annual Financial Statements)

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES
   MARKET NEUTRAL FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.
IMSAR387


J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND

SEMIANNUAL REPORT
DECEMBER 31, 1999